Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), We, the undersigned, hereby certify that to the best of our knowledge the Quarterly Report on Form 10-QSB of The Reserve Petroleum Company for the quarter ended March 31, 2005 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2005	By:	/s/ Mason McLain
Mason McLain
President, (Chief Executive Officer)

COMPANY NAME CORPORATION

Date: May 10, 2005	By:	/s/ James L. Tyler
James L. Tyler
2nd Vice President, Secretary/Treasurer, (Chief Financial Officer)

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